SUBSCRIPTION AGREEMENT

Gentlemen:

The undersigned has received and read the Confidential Private Placement Memorandum, dated April 2, 2007, this Subscription Agreement, the Form of Debenture attached as Exhibit A and Form of Stock Purchase Warrants attached as Exhibit B. (the “Offering Documents”), which offers to the undersigned subscriptions to the Notes XIOM Corp., (the “Notes”) a Delaware Corporation (the “Company”). Terms used and not defined herein have the same meanings as in the Offering Documents.

1.  Subscription. Subject to the terms and conditions of this Subscription Agreement, the provisions of this Offering Documents and the attached as Exhibits to the Offering Documents, the undersigned hereby subscribes to common shares in the Company equal to the number of Shares and dollar amount set forth below, and the undersigned hereby agrees that this subscription shall be irrevocable and shall survive the death or disability of the undersigned. Payment of the dollar amount so subscribed for is due upon subscription, and represents the undersigned's capital contribution to the Company. In addition, all funds tendered as capital contributions to the Company will be deposited into the Company's operating account.

2.  Acceptance of Subscription. The undersigned acknowledges that the Company has the right to accept or reject this subscription, in whole or in part, and that this subscription shall be deemed to be accepted by the Company only when it is signed by the designated officer of Xiom Corp. (“The Management”). The undersigned agrees that subscriptions need not be accepted in the order they are received.

4.  Representations. Warranties and Covenants of the Undersigned. The undersigned hereby represents and warrants to and covenants with the Company, the management, their respective agents and employees and the Representative or Broker-Dealer who has solicited this subscription as follows:

(a)  The undersigned has adequate means of providing for his current needs and possible personal contingencies, and he has no need, and anticipates no need in the foreseeable future, to sell the Securities for which he hereby subscribes. The undersigned is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, he is able to hold his Securities for an indefinite period of time and has a sufficient net worth to sustain a loss of his entire investment in the Company if such loss should occur.

(b)  The undersigned has a net worth, or joint net worth with that person's spouse, at the time of purchase that exceeds $1,000,000; or he has an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who reasonably expects to reach the same income level in the current year; or is otherwise an “Accredited Investor”. The undersigned understands that he must also meet additional suitability standards and/or financial requirements in the jurisdiction in which he resides, or is purchasing in a fiduciary capacity for a person or account meeting such suitability standards and/or financial requirements, and he is not a minor.

(c)  The undersigned has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Company.

(d)  The undersigned has received, read and is familiar with the Offering Documents, and confirms that all documents, records and books pertaining to his proposed investment in the Company have been made available to him.

(e)  The undersigned has had an opportunity to ask questions of and receive satisfactory answers from the Company, or any person or persons acting on the Company's behalf, concerning the terms and conditions of this investment, and all such questions have been answered to the full satisfaction of the undersigned.

(f)  The Securities for which the undersigned hereby subscribes will be acquired for his own account for investment in a manner that would not require registration under the Securities Act, and he does not now have any reason to anticipate any change in his circumstances or other particular occasion or event that would cause him to sell his Securities. In addition, the undersing represent and warrants that the Securities will only be sold pursuant ot the requirements of the exemption under which they are sold, including sales only to other “Accredited Investors”.

(g)  The undersigned represents that: (i) it has been called to his attention, both in the Offering Documents and by those individuals with whom he has dealt in connection with his investment in the Company, that his investment in the Company involves a high degree of risk which may result in the loss of the total amount of his investment; and (ii) that any projections in the Offering Documents are mere estimates and may not reflect the actual results of the Company's operations.

(h)  The undersigned has received no representations or warranties (other than any contained in the Offering Documents) from the Company, the management or their respective Affiliates, employees or agents and, in making his investment decision, he is relying solely on the information made available to him,

(i)  The undersigned is now a bona fide citizen of the United States of America and a bona fide resident of the state set forth below and the address and Social Security number or federal tax identification number set forth below are his true and correct residence and Social Security number or federal tax identification number. The undersigned has no current intention of becoming a resident of any other state or jurisdiction. If the undersigned is a corporation, partnership, trust or other form of business organization, it represents and warrants that it was formed under the laws of, and its principal place of business is within, such state and that it was not organized for the purpose of acquiring the Shares.

(k) The undersigned understands that no securities administrator of any state has made any finding or determination relating to the fairness for investment of the Securities and that no securities administrator of any state has or will recommend or endorse any offering of Securities.

5.  Indemnification.  The undersigned acknowledges that he understands the meaning and legal consequences of the representations, warranties, and covenants in Paragraph 4 hereof and the Company has relied upon such representations, warranties and covenants and he hereby agrees to indemnify and hold harmless the Company, and its respective offices, directors, controlling person, agents and employees, and the Representative or Selling Dealer who has solicited this subscription, from and against any and all loss, damage or liability due to or arising out of a breach of any such representation, warranty or covenant. Notwithstanding, the foregoing, however, no representation, warranty, acknowledgment or agreement made herein by the undersigned shall in any manner be deemed to constitute a waiver of any rights granted to him under federal or state securities laws. All representations, warranties and covenants contained in this Subscription Agreement, and the indemnification contained in this Paragraph 4, shall survive the acceptance of this subscription and the formation of the Company.

6.  Arbitration.  ANY AND ALL CONTROVERSIES, DISPUTES OR CLAIMS BETWEEN THE UNDERSIGNED AND THE COMPANY, OR THE SELLING BROKER, OR THE AGENTS, REPRESENTATIVES, EMPLOYEES, DIRECTORS, OFFICERS OR CONTROL PERSONS OF THE COMPANY OR THE SELLING BROKER ARISING OUT OF, IN CONNECTION WITH, OR WITH RESPECT TO (a) ANY CONTROVERSY ARISING OF OR THE VALIDITY OF THIS AGREEMENT OR ANY RELATED AGREEMENTS (b) THE RELATIONSHIP OF THE PARTIES HERETO, OR (c) ANY CONTROVERSY ARISING OUT OF YOUR BUSINESS, THE SELLING BROKER’S BUSINESS OR THE UNDERSIGNED ACCOUNTS, SHALL BE CONDUCTED PURSUANT TO THE CODE OF ARBITRATION PROCEDURE OF THE NASD. ARBITRATION MUST BE COMMENCED BY SERVICE OF A WRITTEN DEMAND FOR ARBITRATION OR A WRITTEN NOTICE OF INTENTION TO ARBITRATE. THE DECISION AND AWARD OF THE ARBITRATOR(S) SHALL BE CONCLUSIVE AND BINDING UPON ALL PARTIES, AND ANY OTHER JUDGMENT UPON ANY AWARD RENDERED MAY BE ENTERED IN A COURT HAVING JURISDICTION THEREOF, AND NEITHER PARTY SHALL OPPOSE SUCH ENTRY. No person shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action or who is a member of a putative class who has opted out of the class with respect to any claims encompassed by the putative class until (i) the class certificate is denied, or (ii) the class is de-certified, or (iii) the existence is excluded from the class by the courts. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this agreement except to the extent stated herein

7.  Waiver of Right to Jury Trial; Punitive Damages.  Each party hereby waives such party's respective right to a jury trial of any claim or cause of action based upon or arising out of this Agreement. Further, the undersigned waives any claim to punitive damages. Each party acknowledges that this waiver is a material inducement to each other party hereto to enter into the transaction contemplated hereby, that each other party has already relied upon this waiver in entering into this Agreement, and that each other party will continue to rely on this waiver in its future dealings. Each party warrants and represents that such party has reviewed this waiver with such party's legal counsel, and that such party has knowingly and voluntarily waived its jury trial rights and any potential claim to punitive damages following consultation with legal counsel. This provision does not apply to disputes arising out of fraud or other claims under the Pennsylvania Securities Act of 1972.

___________________________

INSTRUCTIONS FOR SUBSCRIPTION

To Subscribe:

1. Subscription Agreement: Please complete and execute the Signature Page.

2. Mail the check along with all completed Subscription Documents to:

Basic Investors, Inc.
510 Broadhollow Road, Suite 306
Melville, New York 11747
Attention: Thomas Laundrie
Telephone: (631) 630-2770, Extension 101

GENERAL INSTRUCTIONS FOR INVESTORS

INDIVIDUAL PURCHASERS. Any person over twenty-one years of age, regardless of citizenship or marital status, may purchase Notes in his own right. A minor may only purchase Notes through a qualified legal guardian. A person who is single, separated, divorced or a surviving spouse may purchase as an individual and need only complete the documents for himself or herself (Married persons living in community property states - Arizona, California, Idaho, Louisiana, Florida, New Mexico, Texas, Washington and Wisconsin - should note that even if they purchase as individuals, the Notes purchased may be considered community property, i.e. all property acquired by a husband and wife during their marriage is presumed to belong equally to each of the marriage partners.)

MARRIED COUPLES. A married person may purchase as an individual or as co-owner with his or her spouse. An individual purchaser should complete these forms only for himself or herself A married couple purchasing as joint owners should provide information for both spouses, and both spouses must sign all applicable documents.

JOINT TENANTS OR CO-TENANTS (Other Than Married Couples). Two or more friends, relatives, business associates or others may purchase as joint tenants or co-tenants. Each joint tenant or co-tenant must qualify individually as being suitable for this investment and each must sign all applicable documents.

CORPORATIONS. A corporate investor must provide a copy of its corporate charter and by-laws. A corporate resolution authorizing an investment in the Company must also be provided.

PARTNERSHIPS. A partnership must provide a copy of its partnership agreement. A general partner must complete and sign all subscription documents on behalf of the partnership.

TRUSTS. A trust investor must provide a copy of its trust agreement.

NOTE: For trust investors that are not the taxpaying entities, information should be provided for the trust and not for any individuals. A trustee must sign for the trust in a manner similar to the following: “ABC Trust, DTD July 1, 1987, Mary Roe, Trustee.” Each person or entity that will be the taxpayer for this investment should provide the taxpayer identification number. If the trust is not the taxpayer for this investment, do not use the trust's taxpayer number.

For trust investors that are the taxpaying entities, information should be provided for the trust and not for any individuals. A trustee must sign for the trust in a manner similar to the following: “ABC Trust, DTD July 1, 1987, Mary Roe, Trustee.” The trust's taxpayer identification number must be provided.

SUBSCRIPTION PROCEDURE
PLEASE COMPLETE THIS SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of this _______ day of _____________, 2007.

TOTAL SUBSCRIPTION: Note Amount $____________

For joint ownership BOTH PARTIES must sign and provide a social security number.

________________ ______________________ _______________
S.S. or Tax ID No.                  Investor Signature                      Date

________________ ______________________ _______________
S.S. or Tax ID No.                  Investor Signature                      Date

REGISTRATION: Please print names under which your Shares are to be registered.

___Mr. ______________________________________
___Mrs. ______________________________________
___Ms. ______________________________________
___Dr. ______________________________________
___Other_____________________________________

RESIDENT ADDRESS: Investors must complete resident address for registration purposes.

____________________________________________________________________
Street Address

____________________________________________________________________
City                                                       State                                          Zip

Mailing Address: If different from resident address.

___________________________________________________________________
     Company Name (if applicable)

____________________________________________________________________
     Street or P.O. Box

____________________________________________________________________
City                                                        State                                         Zip

Home Telephone: (        )_____________          E-Mail:_____________________

Address:________________________________________

Business Telephone: (     )_____________________

Home FAX: (     )______________________________

CHECK ONE:

Please indicate if investor is a non-resident alien:

_______Yes                       ______No

CHECK ONE:

Are you subject to back up withholding under the provisions of Section 3406 (a)(1)(c) of the Internal Revenue Code?
 _______Yes                      ______No

Under the penalties of perjury, I certify the information with respect to the aforementioned IRS Code is correct and complete.

Date: __________       Signature:______________________________________

CHECK ONE:

_________    Individual Ownership                 _____  Partnership Ownership

_________ Corporate Ownership                    __________  Tenants in Entirety

_________ Tenants in Common                      __________ Trust

_________ Joint Tenants with                        __________________________
Right of Survivorship                                                  Date Trust Established

_________ Community Property                     __________________________
                                                                                Names of Trustee / Administrator
_________ IRA or Pension Plan
                                                                               _______________________
_________ Custodian for a Minor                               Name of Trustor

Tax Id Number: ________________

Signature of Entity: _________________________________________________

Printed name of Signer:  __________________________________________

Date: _________________

NOTICE TO BROKER/DEALER:

Please return the investor's Signature Page, the Purchaser Questionnaire, the check and all other applicable documents referred to in the Confidential Offering Documents to: Basic Investors, Inc.

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Office Use Only:

AGREED TO AND ACCEPTED

BY:

BY: ______________________                                                                                                                      Date: _______________________
       Duly Authorized Officer

PURCHASER QUESTIONNAIRE

Investor:

The information contained herein is being furnished to you in order to assure you that the undersigned meets the standards of an “Accredited Investor” imposed by Rule 504 promulgated under the Securities Act of 1933 (the “Securities Act”). The undersigned understands that (i) you will rely upon the information contained herein for purposes of such determination, (ii) the securities will not be registered under the Securities Act in reliance upon the exemption from registration provided by Section 4(2) and of the Securities Act and Rule 504, and (iii) this Questionnaire is not an offer to sell securities to the undersigned.

The undersigned further represents to you that (i) the information contained herein is complete and accurate and may be relied upon by you for the foregoing and related purposes, and (ii) the undersigned will notify you immediately of any material change in any of such information occurring prior to the purchase of such securities, if any purchase is made, by the undersigned.

THE UNDERSIGNED UNDERSTANDS AND AGREES THAT ALTHOUGH THIS QUESTIONNAIRE WILL BE KEPT STRICTLY CONFIDENTIAL, THE COMPANY MAY PRESENT THIS QUESTIONNAIRE TO SUCH PARTIES AS IT DEEMS ADVISABLE IF CALLED UPON TO ESTABLISH THE AVAILABILITY UNDER ANY FEDERAL OR STATE SECURITIES LAWS OF AN EXEMPTION FROM REGISTRATION OF THIS OFFERING.

THIS QUESTIONNAIRE IS NOT AN OFFER TO SELL SECURITIES BUT MERELY A REQUEST FOR INFORMATION PURSUANT TO REGULATION D OF THE SECURITIES AND EXCHANGE COMMISSION.

Please complete, sign, date and return this Questionnaire as soon as possible, as follows:

Basic Investors, Inc.
510 Broadhollow Road, Suite 306
Melville, New York 11747
Attention: Thomas Laundrie
Telephone: (631) 630-2770, Extension 101

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Section A

Employer(s)
Business Address
Business Telephone
Occupation
Send Mail to	_____ Home _____ Office
Joint tenants or tenants-in-common, indicate relationship among tenants

Complete for Tenants-In-Common and Joint Tenants (if the information differs from above).

Home Address
Home Telephone
Employer (s)
Business Address
Business Telephone
Occupation

Section B

THIS SECTION IS TO BE COMPLETED BY ALL ACCREDITED INVESTORS

ITEM I. ALL ACCREDITED INVESTORS MUST INITIAL THE FOLLOWING LINE:

 _____ (Initial) I understand that the representations contained in this Section B are made for the purpose of qualifying me as an accredited investor as that term is defined by the Securities and Exchange Commission for the purpose of inducing a sale of securities to me. I hereby represent that the statement or statements initialed below are true and correct in all respects. I understand that a false representation may constitute a violation of law, and that any person who suffers damage as a result of a false representation may have a claim against me for damages.

ITEM II. INDIVIDUAL ACCREDITED INVESTORS MUST INITIAL ONE OR MORE OF THE FOLLOWING TWO STATEMENTS WHICH ARE TRUE:

 _____ (Initial) A. I certify that I am an accredited investor because I had individual income (exclusive of any income attributable to my spouse) of more than $200,000 in each of the most recent two years, or joint income with my spouse of more than $300,000 in each of those years, and I reasonably expect to reach the same income level for the current year. For purposes of this Questionnaire, individual or joint income means adjusted gross income, as reported for federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or property owned by a spouse): (i) the amount of any tax exempt interest income received; (ii) the amount of losses claimed as a limited partner in a limited liability Company; (iii) any deduction claimed for depletion; (iv) amounts contributed to an IRA or Keogh retirement plan; (v) alimony paid; and (vi) any amount for which income from long-term capital gains has been reduced in arriving to adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code.

 _____ (Initial) B. I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have a combined individual net worth, in excess of $1,000,000. For purposes of this paragraph, “individual net worth” means the excess of total assets at fair market value, including home and personal property, over total liabilities.

ITEM III. ACCREDITED PARTNERSHIP, CORPORATION, OR OTHER ENTITIES WHICH ARE NOT TRUSTS MUST INITIAL AT LEAST ONE OF THE FOLLOWING STATEMENTS:

______ (Initial) A. On behalf of the investor, I hereby certify that the investor has a net worth of at least $5,000,000. On behalf of the investor, I also certify that the investor was not formed for the specific purpose of investing in the Company.

______ (Initial) B. On behalf of the investor, I hereby certify that all of the beneficial owners of equity in the investor qualify as accredited individual investors under either Item II. A or B above. Investors attempting to qualify under this Section must also initial Item II. A or II. B above and may be required to furnish additional information.

ITEM IV. ACCREDITED TRUSTS MUST INITIAL AT LEAST ONE OF THE FOLLOWING STATEMENTS:

 _____ (Initial) A. On behalf of the investor, I hereby certify that the investor is a trust with total assets in excess of $5,000,000 not formed for the specific purpose of investing in the Company, whose purchase is directed by sophisticated person having such knowledge and experience in financial matters that he is capable of evaluating the merits and risks of an investment in the Company.

 _____ (Initial) B. On behalf of the investor, I hereby certify that all of the beneficial owners of equity in the investor qualify as accredited individual investors under either Item II. A or II. B above. Investors attempting to qualify under this Section must also initial Item II. A or II. B above and may be required to furnish additional information.

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Section C

ALL INVESTORS MUST COMPLETE THIS SECTION

The following information is to be provided by prospective purchasers who are individuals, or by the person making the investment decision on behalf of corporations, partnership, trust or other entities, or by the persons making the investment decision on behalf of individuals investing as joint tenants.

1. Business or professional education:

Dates of                                      Field of                                            School
Attendance                                Study                                              Attended
Degree

____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

2. Current and prior employment, positions or occupations: (Please set forth employment history during at least the past five years).

                                                                                    Principal                   Dates of
Employer                                    Title                       Responsibilities
Employment

___________________________________________________________________

____________________________________________________________________

____________________________________________________________________

3. Details of any training or experience in financial, business or tax matters not disclosed in Items I and 2 immediately above.

____________________________________________________________________

____________________________________________________________________

4. Prior investments of purchaser: (Please itemize each investment separately):

Type of Prior Investments
(Stocks, bonds, mutual funds,                                    Year of                      Amount
limited partnerships, LLC’s, etc,)                                Investment              Invested

____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

5. I have made the following additional investments that may reflect my knowledge and experience in financial and business matters and in private placements of restricted securities:

___________________________________________________________________

____________________________________________________________________

___________________________________________________________________

6. I have previously purchased restricted securities that were sold in reliance on the private offering exemption from registration under the Securities Act of 1933, as amended, or other similar state exemptions:

                                                     ______ Yes                                                 ________ No

7. I have such knowledge and experience in financial, tax and business matters that I am capable of utilizing the information made available to me in connection with offering of the Notes, of evaluating the merits and risks of an investment in the Notes, and of making an informed investment decision with respect to the Notes.

                                                    _________ Initial Here

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Section D

ALL INVESTORS REPRESENT THAT:

(a)  The information contained herein is complete and accurate and may be relied upon, and

(b)  I will notify you immediately of any material change in any of such information occurring prior to the acceptance of my subscription.

IN WITNESS WHEREOF, the undersigned has initialed the foregoing statements and executed this questionnaire this ______________ day of ________________________, 2007.

FOR INDIVIDUALS:

___________________________________________
Signature

___________________________________________
Print Name

FOR JOINT TENANTS (Both Parties Must Sign):

___________________________________________
Signature
___________________________________________
Print Name
___________________________________________
Signature
___________________________________________
Print Name

FOR TRUSTS, CORPORATIONS, PARTNERSHIPS:
___________________________________________
Print Name of Entity

By: ________________________________________
(Print Name and Title of Authorized Person(s)

___________________________________________
Signature(s)

Exhibit A
THIS DEBENTURE, AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE “SECURITIES”), HAVE NOT BEEN REGISTERED WITH THE NOTEED STATES SECURITIES EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S AND/OR REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMEMDED (THE “ACT”). THE SECURITIES ARE “RESTRICTED” AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE ACT) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION S AND/OR REGULATION D OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTION INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.

DEBENTURE

XIOM CORP.

7% Convertible Exchange Notes

Due: April 1, 2012

No.
$30,000

This Debenture is issued by, XIOM CORP., a Nevada corporation (the Company”), to (together with its permitted successors and assigns, the “Holder”) pursuant to exemptions from registration under the Securities Act of 1933, as amended.

ARTICLE I.

Section 1.01 Principal and Interest. For value received on April __, 2007, the Company hereby promises to pay to the order of Holder in lawful money of the United States of America and in immediately available funds the principal sum of $30,000, together with interest on the unpaid principal of this Debenture at the rate of seven percent (7%) per year (computed on the basis of the 365-day year and the actual days elapsed) from the date of this Debenture until paid. All interest shall be paid semi-annually or (b) converted in accordance with Section 1.02 herein.

Section 1.02 Mandatory Conversion. Each whole Note will be convertible into 20,000 shares automatically at the effectiveness of the SEC Registration Statement registering the underlying common shares of the Notes and the Warrants. If said Registration Statement is not declared effective within one year from the final closing date of the Offering then the Note

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Holders may elect to accelerate the maturity date and in default pf payment, the Convertible Notes shall bear the default interest rate of 15% per annum.

Section 1.03 Reservation of Common Stock. The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based on the Conversion Price. If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall call and hold a special meeting of its stockholders within sixty (60) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

Section 1.04 Registration Rights. The Company is obligated to begin registration for the resale of the Conversion Shares within 90 days.

Section 1.05 Interest Payments. The interest so payable will be paid at the time semi-annually or conversion to the person in whose name this Debenture is registered.

ARTICLE II.

Section 2.01 Amendments and Waiver of Default. The Debenture may be amended with the consent of Holder. Without the consent of Holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency, to provide assumption of the Company obligations to the Holder or to make any change that does not adversely affect the rights of the Holder.

ARTICLE III.

Section 3.01 Events of Default. An Event of Default is defined as follows: (a) failure by the Company to pay amounts due hereunder within fifteen (15) days of the date of maturity of this Debenture; (b) failure by the Company for thirty (30) days after notice to it to comply with any of its other agreements in the Debenture; (c) events of bankruptcy or insolvency; (d) a beach by the Company of its obligations under the Registration Rights Agreement which is not cured by the Company within ten (10) days after receipt of written notice thereof. The Holder may not enforce the Debenture except as provided herein. If said Registration Statement is not declared effective within one year from the final closing date of the Offering then the Note Holders may elect to accelerate the maturity date and in default of payment, the Convertible Notes shall bear the default interest rate of 15% per annum.

Section 3.02 Failure to Issue Unrestricted Common Stock. As indicated above, a breach by the Company of its obligation to register the shares underlying the Notes and Warrants shall be deemed an Event of Default, which if not cured with ten (10) days, shall entitle the Holder accelerated full payment of all debentures outstanding. The Company acknowledges that failure to honor a Notice of Conversion shall cause hardship to the Holder.

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ARTICLE IV.

Section 4.01 Anti-dilution. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on the outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision of the issuance of such dividend shall be proportionately decreased and, in the event that the Company shall at any time combine the outstanding shares of Common stock, the Conversion price in effect immediately prior to such combination shall be proportionally increased, effective at the close of business on the date of such subdivision, dividend or combination as the case may be.

ARTICLE V.

Section 5.01 Notice. Notices regarding this debenture shall send to the parties, as indicated on each subscription agreement or such other address as such holder provides to the Company in writing:

Section 5.02 Governing Law. This Debenture shall be deemed to be made under and shall be construed in accordance with the laws of the State of New York without giving effect to the principals of conflict of the laws thereof. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the Eastern District of the State of New York, in connection with any dispute arising under this debenture and hereby waives, to the maximum extent permitted by law, any objection, including the objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

Section 5.03 Severability. The invalidity of any of the provisions of this Debenture shall not invalidate or otherwise affect any of the other provisions of this Debenture, which shall remain in full force effect.

Section 5.04 Amendments. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

Section 5.05 Counterparts. This Debenture may be executed in multiple counterparts, each of which shall be an original, but all of which shall be deemed to constitute and instrument.

IN WITNESS WHEREOF, with the intent to legally bound hereby, the Company has executed this Debenture as of the date first written above.

By:___________________________
Name: Andrew B. Mazzone
Title: President/Chief Executive Officer

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Exhibit B
NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY OTHER APPLICABLE SECURITIES LAWS IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, PLEDGED, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT.

STOCK PURCHASE WARRANT

Xiom Corp.

THIS CERTIFIES that, for value received, ___________________ (the “Holder”), shall have the right to purchase from Xiom Corp., a Delaware corporation (the “Company”), ________________________________________ number fully paid and non-assessable shares of the Company’s Common Stock (the “Common Stock”) at an exercise price of $2.00 US per share and an equal number at $2.50 US per share (the “Exercise Price”), subject to further adjustment as set forth in Section 3 hereof, at any time until 5:00 P.M., Eastern time, on the end of the __, day of ________, 2012 which is 60 months from the date of issuance (the “Termination Date”) or callable by the Company in the event the Company’s common stock trades at a $5.00 bid or above for 20 consecutive trading days.

Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the closing of the offering, and before the close of business on the Termination Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the

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Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank, the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the holder hereof within twenty (20) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by Holder, if any, pursuant to Section 4 prior to the issuance of such shares, have been paid. The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant. Each Warrant is callable by the Company in the event the Company’s common stock trades at a $5.00 bid or above for 20 consecutive trading days.

Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

Registration Rights. If at any time the Company proposes to register any of its common stock under the Act, whether as a result of an offering for its own account or the account of others, excluding any registrations to be effected on Forms S-4 or S-8 or other applicable successor Forms, the Company shall, at such time, promptly give Holder written notice of such proposed registration and offer Holder the opportunity to include the shares of common stock issued as interest and the shares of Common Stock issuable upon exercise of this Warrant in such registration statement (each, a “Piggy Back Registration”). The Company shall include in any such registration statement all or part of the underlying common stock that Holder requests to be registered. In addition, the Company shall prepare, and, as soon as practicable but in no event later than 45 days after the date that Holder first provides a Notice of Exercise to the Company (the “Filing Deadline”), file with the SEC a Registration Statement on Form SB-2 covering the resale of all of the Common Stock issuable upon exercise of this Warrant by the Holder (each, a “Demand Registration”). The Company shall not be obligated to honor more than one Demand Registration by Holder during any calendar year. In the event that Form SB-2 is unavailable for a Demand Registration, the Company shall use such other form as is available for such a registration. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable prior to the 90th day following the Filing Deadline. All expenses incurred in connection with registrations, filings or qualifications, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the

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Company. The Company will also pay the registration expenses and the reasonable fees and disbursements of one counsel for the selling Holder selected by Holder.

Transfer, Division and Combination. (a) Subject to compliance with any applicable securities laws, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of shares of Common Stock without having a new Warrant issued.

(b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section 6(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(c) The Company shall prepare issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 6.

(d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

No Rights as Shareholder until Exercise. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

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Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

Adjustments of Exercise Price and Number of Warrant Shares.
Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall: (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the holder of this Warrant shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be

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performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 10. For purposes of this Section 10, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 10 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

Notice of Corporate Action. If at any time:
(a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

(c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 3 days’ prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 3 days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i)

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the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 14(d).

Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefore upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

Before taking any action which would cause an adjustment reducing the current Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Exercise Price.

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Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

Miscellaneous.
Jurisdiction. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of Delaware without regard to its conflict of law, principles or rules.

Restrictions. The holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

Non-waiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company fails to comply with any provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

Notices. Any notice, request or other document required or permitted to be given or delivered to the holder hereof by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

Limitation of Liability. No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder.

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The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

Indemnification. The Company agrees to indemnify and hold harmless Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys’ fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against Holder in any manner relating to or arising out of any failure by the Company to perform or observe in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Warrant; provided, however, that the Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys’ fees, expenses or disbursements are found in a final non-appealable judgment by a court to have resulted from Holder’s negligence, bad faith or willful misconduct in its capacity as a stockholder or warrant holder of the Company.

Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated this ___ day of _________, 2007.

Xiom Corp.

By: _______________________
       Andrew B. Mazzone, President

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NOTICE OF EXERCISE

To: Xiom Corp.

(1) The undersigned hereby elects to purchase ________ shares of Common Stock (the “Common Stock”), of Xiom Corp. pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.
(2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

_______________________________
(Name)

_______________________________
(Address)
_______________________________

_______________________________
Social Security or Tax Identification Number

Dated: ______________________

______________________________
Signature

______________________________
Print Name

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated: ______________, _______

Holder's Signature:    _____________________________

Holder's Address:      _____________________________

                                      _____________________________

Signature Guaranteed: ___________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust Company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.